UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 4, 2022 (January 1, 2022)

Sunrun Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37511	26-2841711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Bush Street, Suite 1400
San Francisco, California 94104
(Address of principal executive offices, including zip code)
(415) 580-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RUN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

Manjula Talreja was appointed to the Board of Directors (the “Board”) of the Company effective January 1, 2022. Ms. Talreja will serve as a Class I director and will stand for reelection at the 2022 annual meeting of stockholders.

Ms. Talreja is currently the Senior Vice President and Chief Customer Officer of PagerDuty, Inc. PagerDuty’s Operations Cloud provides organizations of all sizes with solutions to manage their urgent and critical work, and in her role, Ms. Talreja leads the post-sales business of PagerDuty. From March 2016 until June 2020, Ms. Talreja served as Senior Vice President of the Customer Success Group at Salesforce.com, Inc., a customer relationship management SaaS (Software-as-a-service) platform company. She had a 22-year tenure from 1993 to 2015 at Cisco Systems, Inc., a networking, cloud, and security solutions provider. During her tenure at Cisco, she served in several senior leadership roles, including Vice President, Sales-Cisco Partnerships, and Vice President of Cisco Consulting Services.

Ms. Talreja has been recognized as an industry leader, including being named one of the “2020 Top 50 Women in Technology” by the National Diversity Council. She holds a Bachelor of Science in Information Technology from Santa Clara University, and a Bachelor of Science in Economics from Delhi University, India.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1    Press Release, dated January 4, 2022, issued by Sunrun Inc.

104    Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRUN INC.

By:	/s/ Jeanna Steele
Jeanna Steele Chief Legal Officer and Chief People Officer

Date: January 4, 2022